Retirement Plans and Other Retiree Benefits	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
Retirement Plans and Other Retiree Benefits
Retirement Plans and Other Retiree Benefits
In March 2017, the FASB issued ASU 2017-07, Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, to require that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period in the operating income section of the income statement, if one is presented. The other components of net benefit cost, as defined, are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations. If a separate line item or items are used to present the other components of net benefit cost, that line item or items must be appropriately described. If a separate line item or items are not used, the line item or items used in the income statement to present the other components of net benefit cost must be disclosed. The amendments in this ASU also allow only the service cost component to be eligible for capitalization when applicable. ASU 2017-07 is effective for interim and annual periods beginning after December 15, 2017 for public business entities. As discussed in Note 2, we adopted ASU 2017-07 on January 1, 2018 using the retrospective method, which changed the financial statement presentation of service costs and the other components of net periodic benefit cost. The service cost component, which does not apply to our plans since they are frozen, continues to be included in operating income; however, the other components are now presented in other income (expense), net in the consolidated statements of operations. As a result, the company reclassified a net credit for pension and postretirement benefits from operating expenses to other income for the years ended December 31, 2016 and 2017, to conform to the current year presentation.
The reclassifications to conform to the current year presentation are as follows (in thousands):

	Year Ended December 31, 2016	Year Ended December 31, 2017
Operating Expenses:
Direct costs of revenue (excluding depreciation and amortization)	$1,487	$2,016
Selling, general and administrative	1,140	1,460
Other income (expense), net	$2,627	$3,476

(a) Pension and Other Postretirement Benefits
We maintain a noncontributory defined benefit retirement plan covering substantially all of our employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan’s benefit formulas, which take into account the participants’ remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, as part of the overall medical plan, we provide postretirement medical benefits to certain current retirees who meet the criteria under the medical plan for postretirement benefit eligibility.
In September 2018, the Company communicated a plan to its retiree medical group Medicare eligible plan participants to transition to a private exchange, effective January 1, 2019, which was accounted for as a plan amendment. As a result of the plan amendment, we recognized a decrease of $38.5 million (net of $0.7 million in tax impact) in our other postretirement benefit obligation as of December 31, 2018, with a corresponding increase to other comprehensive income for the year ended December 31, 2018.
In the first quarter of 2015, we amended the defined benefit retirement plan to cease the accrual of additional benefits for the remaining active participants effective March 31, 2015. As a result of the curtailment, all of the plan’s participants are now considered inactive. Accordingly, all amounts recorded in accumulated other comprehensive loss are being recognized as an increase to net periodic benefit cost over the average remaining life expectancy of plan participants, which is approximately 20 years.
The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan’s funded status. Any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan’s funded status would negatively impact its funded status and could result in increased funding in future years. The impact on the funded status is determined based upon market conditions in effect when we completed our annual valuation. We anticipate that our contributions to the defined benefit retirement plan in 2019 will be approximately $5.1 million. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2019 will be approximately $3.1 million.
Prior service credits and actuarial losses are reclassified from accumulated other comprehensive loss to net periodic pension benefit costs, which are included in other income (expense), net on our consolidated statements of operations for the year ended December 31, 2018. The following table presents these reclassifications, net of tax, as well as the reclassification of the realized gain on investments, and the statement of operations line items that are impacted (in thousands):

	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2018
Amortization of prior service credits reclassified from other comprehensive loss to net periodic pension benefit costs included in:
Other income (expense), net	(5)	21	(839)
Total	$(5)	$21	$(839)
Amortization of actuarial loss reclassified from other comprehensive loss to net periodic pension benefit costs included in:
Other income (expense), net	2,223	2,074	4,064
Total	$2,223	$2,074	$4,064
Realized gain on investments included in:
Other income (expense), net	$(192)	$(235)	$(351)
Total	$(192)	$(235)	$(351)

Reconciliation of Funded Status and Accumulated Benefit Obligation. Expenses for our defined benefit retirement plan and for postretirement medical benefits that are provided under our medical plan are developed from actuarial valuations. The following summarizes the projected benefit obligations, plan assets and funded status of the defined benefit retirement plan, as well as the projected benefit obligations of the postretirement medical benefits provided under our medical plan (in thousands, except percentages):

	Year Ended December 31, 2017		Year Ended December 31, 2018
	Pension Benefits	Other Post- retirement Benefits	Pension Benefits	Other Post- retirement Benefits
Change in benefit obligation
Benefit obligation at beginning of year	$424,929	$82,897	$447,222	$82,587
Service cost	—	—	—	—
Interest cost	14,778	2,869	14,428	2,314
Employee contributions	—	416	—	390
Plan amendments	—	—	—	(33,907)
Benefits paid	(24,380)	(4,125)	(30,741)	(3,600)
Actuarial (gain) loss	31,895	530	(36,827)	(7,258)
Benefit obligation at end of year	$447,222	$82,587	$394,082	$40,526
Change in plan assets
Plan assets at beginning of year	$317,510	$—	$334,582	$—
Employer contributions	2,888	3,709	5,115	3,210
Employee contributions	—	416	—	390
Actual return on plan assets	38,564	—	(11,325)	—
Benefits paid	(24,380)	(4,125)	(30,741)	(3,600)
Plan assets at fair value at end of year	$334,582	$—	$297,631	$—
Accrued benefit costs and funded status of the plans	$(112,640)	$(82,587)	$(96,451)	$(40,526)
Accumulated benefit obligation	$447,222		$394,082
Weighted average assumptions used to determine accumulated benefit obligation and accrued benefit costs
Discount rate	3.67%	3.64%	4.35%	4.27%
Weighted average assumptions used to determine net periodic benefit costs
Discount rate	4.23%	4.19%	3.67%	3.64%/4.18%
Expected rate of return on plan assets	7.60%	—	7.60%	—
Rate of compensation increase	—	—	—	—
Amounts in accumulated other comprehensive loss recognized in net periodic benefit cost
Actuarial (gain) loss, net of tax	$2,363	$(289)	$4,640	$(576)
Prior service credits, net of tax	(8)	29	(854)	15
Total	$2,355	$(260)	$3,786	$(561)
Amounts in accumulated other comprehensive loss not yet recognized in net periodic benefit cost
Actuarial (gain) loss, net of tax	$99,152	$(8,815)	$93,509	$(15,377)
Prior service credits, net of tax	(366)	—	(343)	(32,514)
Total	$98,786	$(8,815)	$93,166	$(47,891)
Amounts in accumulated other comprehensive loss expected to be recognized in net periodic benefit cost in the subsequent year
Actuarial (gain) loss	$(5,307)	$403	$(4,222)	$1,229
Prior service credits	—	8	—	2,544
Total	$(5,307)	$411	$(4,222)	$3,773

Our benefit obligations are determined by discounting each future year's expected benefit cash flow using the corresponding spot rates along a yield curve that is derived from the monthly bid-price data of bonds that are rated high grade by either Moody’s Investor Service or Standard and Poor’s Rating Services. The bond types included are noncallable bonds, private placement bonds that are traded among qualified institutional buyers and are at least two years from date of issuance, bonds with a make-whole provision, and bonds issued by foreign corporations that are denominated in U.S. dollars. Excluded are bonds that are callable, sinkable and puttable as well as those for which the quoted yield-to-maturity is zero. Using the bonds from this universe that have a yield higher than the regression mean yield curve for the full universe, regression analysis is used to determine the best-fitting curve, which gives a good fit to the data at both long and short maturities. The resulting regressed coupon yield curve is smoothed continuously along its entire length and represents an unbiased average of the observed market data.
In the first quarter of 2016, we changed the method we use to estimate the interest cost component of net periodic benefit cost for our defined benefit pension and other postretirement benefit plans. Historically, we estimated the interest cost component using a single weighted-average discount rate derived from the yield curve used to measure the benefit obligation at the beginning of the year. We elected to use a full yield curve approach in the estimation of this component of benefit cost by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. We made this change to improve the correlation between projected benefit cash flows and the corresponding yield curve spot rates, and to provide a more precise measurement of interest costs. This change does not affect the measurement of our total benefit obligations, as the change in the interest cost is completely offset in the actuarial (gain) loss reported. We accounted for this change as a change in estimate and, accordingly, accounted for it prospectively starting in the first quarter of 2016. The discount rate that we used to measure interest cost as of December 31, 2016 was approximately 3.8%. The discount rate that we measured at December 31, 2016 and would have used for interest cost under our prior estimation technique was approximately 4.5%. The reduction in interest cost as of December 31, 2016, associated with this change in estimate was approximately $3.6 million. The discount rate that we used to measure interest cost was approximately 3.6% and 3.3% as of December 31, 2017 and 2018, respectively.
Interest rates used in these valuations are key assumptions, including discount rates used in determining the present value of future benefit payments and expected return on plan assets, which are reviewed and updated on an annual basis. The discount rates reflect market rates for high-quality corporate bonds. We consider current market conditions, including changes in interest rates, in making assumptions. The Society of Actuaries (“SOA”) issued new mortality and mortality improvement tables in 2014, and modified those tables in 2015, 2016, 2017 and 2018. Our December 31, 2018 valuation used mortality and improvement tables based on the SOA tables, adjusted to reflect (1) an ultimate rate of mortality improvement consistent with both historical experience and U.S. Social Security long-term projections, and (2) a shorter transition period to reach the ultimate rate, which is consistent with historical patterns. In establishing the expected return on assets assumption, we review the asset allocations considering plan maturity and develop return assumptions based on different asset classes. The return assumptions are established after reviewing historical returns of broader market indexes, as well as historical performance of the investments in the plan. Our pension plan assets are managed in accordance with an investment policy adopted by the pension committee, as discussed below.
Plan Assets. The investment policy of the Plan includes target allocation percentages of approximately 49% for investments in equity securities (29% U.S. equities and 20% non-U.S. equities), 36% for investments in fixed income securities and 15% for investments in other securities, which is broken down further into 5% for investments in hedge fund of funds and 10% for investments in real estate fund of funds. Plan assets include investments in both U.S. and non-U.S. equity funds. Fixed income investments include a long duration bond fund, a high yield bond fund and an emerging markets debt fund. The funds in which the plan’s assets are invested are institutionally managed and have diversified exposures into multiple asset classes implemented with over 63 investment managers. The guidelines and objectives of the funds are congruent with the Intelsat investment policy statement.

The target and actual asset allocation of our pension plan assets were as follows:

	As of December 31, 2017		As of December 31, 2018
	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Asset Category
Equity securities	49%	50%	49%	45%
Debt securities	36%	35%	36%	36%
Other securities	15%	15%	15%	19%
Total	100%	100%	100%	100%

The fair values of our pension plan assets by asset category are as follows (in thousands):

	Fair Value Measurements at December 31, 2018	Level 1	Level 2	Level 3
Asset Category
Equity Securities
U.S. Large-Cap (1)	$62,243	$62,243	$—	$—
U.S. Small/Mid-Cap (2)	15,739	15,739	—	—
World Equity Ex-US (3)	54,994	54,994	—	—
Fixed Income Securities
Long Duration Bonds (4)	91,278	91,278	—	—
High Yield Bonds (5)	8,440	8,440	—	—
Emerging Market Fixed income (Non-US) (6)	8,923	8,923	—	—
Other Securities		$241,617	$—	$—
Hedge Funds (7)	18,062
Core Property Fund (8)	37,559
Cash and income earned but not yet received	393
Total	$297,631

	Fair Value Measurements at December 31, 2017	Level 1	Level 2	Level 3
Asset Category
Equity Securities
U.S. Large-Cap (1)	$78,076	$78,076	$—	$—
U.S. Small/Mid-Cap (2)	19,952	19,952	—	—
World Equity Ex-US (3)	67,835	67,835	—	—
Fixed Income Securities
Short Duration Bonds (4)	98,421	98,421	—	—
High Yield Bonds (5)	9,419	9,419	—	—
Emerging Market Fixed income (Non-US) (6)	9,127	9,127	—	—
Other Securities		$282,830	$—	$—
Hedge Funds (7)	17,121
Core Property Fund (8)	34,486
Income earned but not yet received	145
Total	$334,582

(1)
US large cap equity fund invests primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500.

(2)
The US small/mid cap equity includes the U.S. Small/Mid Cap Equity Fund and the Extended Market Index Fund. The U.S. Small/Mid Cap Equity Fund will invest primarily in U.S. small- and mid-cap stocks with market capitalization ranges similar to those found in the FTSE Russell 2500 Index. The Extended Markets Index Fund aims to produce investment results that correspond to the performance of the FTSE/Russell Small Cap Completeness Index.

(3)
World equity ex-US fund invests primarily in common stocks and other equity securities whose issuers comprise a broad range of capitalizations and are located outside of the U.S. The fund invests primarily in developed countries but may also invest in emerging markets.

(4)
The Long Duration Bond Fund will invest primarily in long-duration government and corporate fixed income securities and use derivative instruments (including interest rate swaps and Treasury futures contracts) for the purpose of managing the overall duration and yield curve exposure of the Fund's portfolio. Short duration bond fund includes the Opportunistic Income fund and the Limited Duration Bond Fund.

(5)
High yield bond fund seeks to maximize return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The fund will invest primarily in securities rated below investment grade, including corporate bonds, convertible and preferred securities and zero coupon obligations.

(6)
Emerging markets debt fund seeks to maximize return investing in fixed income securities of emerging markets issuers. The fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers.

(7)
Hedge fund seeks to provide returns that are different from (less correlated with) investments in more traditional asset classes. The fund will pursue its investment objective by investing substantially all of its assets in various hedge funds. The fund has semi-annual redemptions in June and December with a 95 days pre-notification period, and a two year lock-up on all purchases which have expired.

(8)
Core property fund is a fund of funds that invests in direct commercial property funds primarily in the U.S. The fund is meant to provide current income-oriented returns, diversification, and modest inflation protection to an overall investment portfolio. Total returns are expected to be somewhere between stocks and bonds, with moderate volatility and low correlation to public markets. The fund has quarterly redemptions with a 95 days pre-notification period, and no lock-up period.

Our plan assets are measured at fair value. FASB ASC 820 prioritizes the inputs used in valuation techniques including Level 1, Level 2 and Level 3 (see Note 2 (d)—Significant Accounting Policies—Fair Value Measurements).
The majority of our plan assets are valued using measurement inputs which include unadjusted prices in active markets and we have therefore classified these assets within Level 1 of the fair value hierarchy. Our other securities include Hedge Funds and Core Property Funds, which are measured at fair value using the net asset value per share practical expedient, and are not classified in the fair value hierarchy.
Net periodic pension benefit costs included the following components (in thousands):

	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2018
Interest cost	$16,183	$14,778	$14,428
Expected return on plan assets	(25,535)	(24,410)	(24,482)
Amortization of unrecognized net loss	3,370	3,751	5,307
Total benefit	$(5,982)	$(5,881)	$(4,747)

We had accrued benefit costs at December 31, 2017 and 2018 of $112.6 million and $96.4 million, respectively, related to the pension benefits, of which $0.6 million for each year were recorded within other current liabilities, and $112.0 million and $95.8 million were recorded in other long-term liabilities, respectively.
Net periodic other postretirement benefit costs included the following components (in thousands):

	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2018
Interest cost	$3,363	$2,869	$2,314
Amortization of prior service cost	—	(8)	(854)
Amortization of unrecognized net (gain) loss	(8)	(455)	(630)
Total costs	$3,355	$2,406	$830

We had accrued benefit costs at December 31, 2017 and 2018 related to the other postretirement benefits of $82.6 million and $40.5 million, respectively, of which $4.1 million and $3.1 million were recorded in other current liabilities, and $78.5 million and $37.4 million were recorded in other long-term liabilities, respectively.

Depending on our actual future health care claims, our actual costs may vary significantly from those projected above. As of December 31, 2017 and December 31, 2018, the assumed health care cost trend rates prior to Medicare were 6.6% and 6.3%, respectively. These rates are expected to decrease annually to an ultimate rate of 4.5% by December 31, 2038. Increasing the assumed health care cost trend rate by 1% each year would increase the other postretirement benefits obligation as of December 31, 2018 by $3.8 million. Decreasing this trend rate by 1% each year would reduce the other postretirement benefits obligation as of December 31, 2018 by $3.2 million. A 1% increase in the assumed health care cost trend rate would have increased the net periodic other postretirement benefits cost by $0.2 million and a 1% decrease would have decreased the cost by $0.2 million for 2018.
The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are as follows (in thousands):

	Pension Benefits	Other Post- retirement Benefits
2019	$37,034	$3,107
2020	28,141	3,129
2021	27,013	3,132
2022	27,021	3,129
2023	27,082	3,087
2024 to 2028	127,278	14,231
Total	$273,569	$29,815

(b) Other Retirement Plans
We maintain a defined contribution retirement plan, qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. We recognized compensation expense for this plan of $10.3 million, $7.8 million and $7.9 million for the years ended December 31, 2016, 2017 and 2018, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.